                                                                   EXHIBIT 10.30

                                FOURTH AMENDMENT


                  FOURTH AMENDMENT (this "Amendment"), dated as of March 27, 2001, among ELGAR HOLDINGS, INC. ("Holdings"), ELGAR ELECTRONICS CORPORATION (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 3, 1998 and amended and restated as of May 29, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided; and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

                  NOW, THEREFORE, it is agreed:

                  1. Section 1.05 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end thereof:

                  "(f) The Borrower hereby agrees that (i) at the request of any Bank, the Borrower will promptly execute and deliver to each such Bank from time to time a new Term Note, Revolving Note or Swingline Note, as applicable, in the stated principal amount of the outstanding Loans of such Lender from time to time under the respective Tranche (including as part of such principal amount any interest that has been capitalized pursuant to Section 1.08) to the extent that such Bank's then existing Term Note, Revolving Note or Swingline Note is in a stated principal amount less than the outstanding Loans of the respective Tranche of such Bank at such time, and (ii) notwithstanding the fact that a Bank's Note or Notes may not reflect any interest that has been capitalized as provided in Section 1.08, the Borrower shall still be obligated to pay to each Bank the outstanding principal amount of such Bank's Loans from time to time (including the portion thereof representing capitalized interest)."

                  2. Section 1.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "1.08 INTEREST. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06 or 1.09, as applicable, at a rate per annum which shall be equal to the sum of
         (I) the Applicable Base Rate Margin plus the Base Rate as in effect from time to time ( the "Base Rate Basic Interest Rate," and such interest at the Base Rate Basic Interest Rate, the "Base Rate Basic Interest") and (II) from and after March 27, 2001, 0.50% (the "Base Rate PIK Interest Rate," and such interest at the Base Rate PIK Interest Rate, the "Base Rate PIK Interest").

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of (I) the Applicable Eurodollar Rate Margin plus the Eurodollar Rate for such Interest Period (the "Eurodollar Rate Basic Interest Rate," and such interest at the Eurodollar Rate Basic Interest Rate, the "Eurodollar Rate Basic Interest"; and the Eurodollar Rate Basic Interest and the Base Rate Basic Interest are collectively referred to as the "Basic Interest") and (II) from and after March 27, 2001, 0.50% (the "Eurodollar Rate PIK Interest Rate," and such interest at the Eurodollar Rate PIK Interest Rate, the "Eurodollar Rate PIK Interest"; and the Eurodollar Rate PIK Interest and the Base Rate PIK Interest are collectively referred to as the "PIK Interest").

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall, in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate applicable to Base Rate Loans from time to time. Interest which accrues under this Section 1.08(c) shall be payable on demand.

                  (d) Accrued (and theretofore unpaid) interest shall be payable (in the case of Basic Interest, in cash, and in the case of PIK Interest, by capitalizing such amount or in cash, at the option of the Borrower, as described below) (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Base Rate Basic Interest and Eurodollar Rate Basic Interest payable under Sections 1.08(a) and 1.08(b), respectively, shall be payable in cash, and Base Rate PIK Interest and Eurodollar Rate PIK Interest payable under Sections 1.08(a) and 1.08(b),


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

         respectively, shall be payable, at the option of the Borrower, either in cash or by adding the amount thereof on each date when interest is due with respect to clauses (i), (ii) and (iii) above in this Section 1.08(d) to the then outstanding principal amount of the Loans of the respective Tranche (and thereby increasing the principal amount of such Loans outstanding hereunder under such Tranche), although all such accrued and unpaid PIK Interest shall be payable in cash (i) at the time of repayment in full of the respective Tranche of Loans and at maturity and (ii) from and after the time that the Loans have been declared (or have become) due and payable as provided in Section 10.

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to the respective Eurodollar Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto."

                  3. Section 2.05(a) of the Credit Agreement is hereby amended by (i) inserting the text "plus 0.50%" immediately after the words "each as in effect from time to time" appearing in the first sentence thereof and (ii) deleting the percentage "2%" appearing in such first sentence and inserting "2.5%" in lieu hereof.

                  4. Section 3.01(b) of the Credit Agreement is hereby amended by inserting the text "the sum of 0.50% plus" immediately after the text "computed at a rate per annum equal to" appearing therein.

                  5. The table appearing in Section 4.02(b) of the Credit Agreement is hereby amended by deleting the last nine Scheduled Repayments appearing therein and inserting the following new Scheduled Repayments in lieu thereof:

                  "September 30, 2001                $1,000,000
                  December 31, 2001                  $1,875,000

                  March 31, 2002                     $1,292,000
                  June 30, 2002                      $1,292,000
                  September 30, 2002                 $1,291,000
                  December 31, 2002                  $1,000,000

                  Final Maturity Date                $1,000,000

         The Scheduled Repayment that is due on the Final Maturity Date shall be increased by the amount of all PIK Interest on the Term Loans that has been capitalized as provided in Section 1.08."

                  6. Holdings, the Borrower and the Banks hereby agree that, notwithstanding anything to the contrary contained in Section 9.03(iii) of the Credit Agreement, no cash


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Dividends may be paid pursuant to such Section without the prior written consent of the Required Banks.

                  7. Section 9.07 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "FISCAL QUARTER
                  ENDING CLOSEST TO                           RATIO
                  March 31, 2001                              0.80:1.00
                  June 30, 2001                               0.80:1.00
                  September 30, 2001                          0.95:1.00
                  December 31, 2001                           1.15:1.00
                  March 31, 2002                              1.70:1.00
                  June 30, 2002
                  and the last day of each
                  fiscal quarter thereafter                   1.75:1.00".

                  8. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:


                                      "PERIOD                                                  RATIO
      The last day of Holdings' fiscal quarter ending closest to March 31, 2001 through and including the day immediately preceding the last day of
      Holdings' fiscal quarter ending closest to June 30, 2001                              10.50:1.00

      The last day of Holdings' fiscal quarter ending closest to June 30, 2001 through and including the day immediately preceding the last day of
      Holdings' fiscal quarter ending closest to September 30, 2001                          9.75:1.00

      The last day of Holdings' fiscal quarter ending closest to September 30,
      2001 through and including the day immediately preceding the last day of
      Holdings' fiscal quarter ending closest to December 31, 2001                           8.90:1.00

      The last day of Holdings' fiscal quarter ending closest to December
      31, 2001 through and including the day immediately preceding the last
      day of Holdings' fiscal quarter ending closest to March 31, 2002                       7.25:1.00

      The last day of Holdings' fiscal quarter ending closest to March 31,
      2002 through and including the day immediately preceding the last day
      of Holdings' fiscal quarter ending closest to June 30, 2002                            6.00:1.00

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

      The last day of Holdings' fiscal quarter ending closest to June 30,
      2002 through and including the day immediately preceding the last day
      of Holdings' fiscal quarter ending closest to September 30, 2002                       5.70:1.00

      The last day of Holdings' fiscal quarter ending closest to September
      30, 2002 through and including the day immediately preceding the last
      day of Holdings' fiscal quarter ending closest to December 31, 2002                    5.45:1.00

      The last day of Holdings' fiscal quarter ending closest to December
      31, 2002 and thereafter                                                                5.25:1.00".


                  9. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:


                  "FISCAL QUARTER
                  ENDING CLOSEST TO                                      AMOUNT
                  -----------------                                      ------
                  March 31, 2001                                         $10,000,000
                  June 30, 2001                                          $10,300,000
                  September 30, 2001                                     $12,000,000
                  December 31, 2001                                      $13,500,000
                  March 31, 2002                                         $16,500,000
                  June 30, 2002                                          $17,000,000
                  September 30, 2002                                     $17,250,000
                  December 31, 2002                                      $17,500,000".


                  10. The proviso to the definition of "Consolidated Interest Expense" appearing in Section 11.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "PROVIDED that (x) the amortization or write-off of debt issuance costs, commissions, fees and expenses, (y) the amortization of original issue discount and (z) all PIK Interest to the extent not paid in cash shall (in each case) be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein."

                  11. Section 11.01 of the Credit Agreement is hereby further amended by inserting therein the following new defined terms in the appropriate alphabetical order:

                  "Base Rate Basic Interest" shall have the meaning provided in
Section 1.08(a).


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

                  "Base Rate Basic Interest Rate" shall have the meaning provided in Section 1.08(a).

                  "Base Rate PIK Interest" shall have the meaning provided in
Section 1.08(a).

                  "Base Rate PIK Interest Rate" shall have the meaning provided in Section 1.08(a).

                  "Basic Interest" shall have the meaning provided in Section 1.08(b).

                  "Eurodollar Rate Basic Interest" shall have the meaning provided in Section 1.08(b).

                  "Eurodollar Rate Basic Interest Rate" shall have the meaning provided in Section 1.08(b).

                  "Eurodollar Rate PIK Interest" shall have the meaning provided in Section 1.08(b).

                  "Eurodollar Rate PIK Interest Rate" shall have the meaning provided in Section 1.08(b).

                  "PIK Interest" shall have the meaning provided in Section 1.08(b).

                  12. The Banks and the Borrower hereby agree that, for purposes of Sections 1.01(b), 1.01(c), 2.02 and 4.02(a), the amount of the PIK Interest that has been added to the principal of Revolving Loans and Swingline Loans shall be ignored.

                  13. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of Holdings, the Borrower and the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

                  14. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that no Default or Event of Default exists on the Fourth Amendment Effective Date, after giving effect to this Amendment.

                  15. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the Borrower and the Agent.

                  16. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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

                  17. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                  18 This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                      * * *


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

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                             ELGAR HOLDINGS, INC.



                                             By: /s/KENNETH R. KILPATRICK
                                                 -------------------------------
                                                 Title:  President



                                             ELGAR ELECTRONICS CORPORATION



                                             By: /s/KENNETH R. KILPATRICK
                                                 -------------------------------
                                                 Title:  President



                                             BANKERS TRUST COMPANY,
                                                 Individually and as Agent



                                             By: /s/ PATRICK DOWLING
                                                 -------------------------------
                                                 Title:  Vice President

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